Exhibit 99.1

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)
Fiscal year ended November 30, 2024
In thousands (unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
	March 2,	June 1,	August 31,	November 30,	November 30,
	2024	2024	2024	2024	2024
Net Revenue:
Hygiene, Health and Consumable Adhesives	$368,078	$393,313	$389,980	$395,174	$1,546,545
Engineering Adhesives	226,075	257,613	260,038	265,305	1,009,031
Building Adhesive Solutions	179,666	222,484	228,408	225,945	856,503
Corporate unallocated	36,600	43,697	39,501	36,860	156,657
Total H.B. Fuller	$810,419	$917,107	$917,927	$923,284	$3,568,736

Segment Operating Income:
Hygiene, Health and Consumable Adhesives	$47,393	$49,840	$48,677	$38,821	$184,731
Engineering Adhesives	25,820	38,987	40,087	39,597	144,491
Building Adhesive Solutions	7,139	21,987	25,976	20,841	75,943
Corporate unallocated	(13,477)	(10,219)	(10,399)	(22,851)	(56,945)
Total H.B. Fuller	$66,875	$100,595	$104,341	$76,408	$348,220

Adjusted EBITDA [1]
Hygiene, Health and Consumable Adhesives	$62,863	$64,677	$63,953	$54,257	$245,750
Engineering Adhesives	38,202	51,110	55,631	55,569	200,512
Building Adhesive Solutions	21,410	35,863	40,242	35,656	133,171
Corporate unallocated	543	5,600	5,426	2,854	14,422
Total H.B. Fuller	$123,018	$157,250	$165,252	$148,336	$593,855

Adjusted EBITDA Margin [1]
Hygiene, Health and Consumable Adhesives	17.1%	16.4%	16.4%	13.7%	15.9%
Engineering Adhesives	16.9%	19.8%	21.4%	20.9%	19.9%
Building Adhesive Solutions	11.9%	16.1%	17.6%	15.8%	15.5%
Corporate unallocated	1.5%	12.8%	13.7%	7.7%	9.2%
Total H.B. Fuller	15.2%	17.1%	18.0%	16.1%	16.6%

1 Adjusted net income attributable to H.B. Fuller, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted net income attributable to H.B. Fuller is defined as net income before the specific adjustments shown on the tables below. Adjusted EBITDA is defined as net income before interest, income taxes, depreciation, amortization and the specific adjustments shown in the tables below. Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenue. The tables below provide a reconciliation of adjusted net income attributable to H.B. Fuller, adjusted EBITDA and adjusted EBITDA margin to net income attributable to H.B. Fuller, the most directly comparable financial measure determined and reported in accordance with U.S. GAAP.

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)
Regulation G Reconciliation
In thousands (unaudited)

	Hygiene, Health		Building
Year Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
November 30, 2024	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$190,721	$147,111	$83,253	$421,085	$(290,829)	$130,256
Adjustments:
Acquisition project costs	-	-	-	-	11,035	11,035
Organizational realignment	-	-	-	-	39,996	39,996
Project One	-	-	-	-	11,885	11,885
Business divestiture	-	-	-	-	47,267	47,267
Other	-	-	-	-	(1,981)	(1,981)
Discrete tax items	-	-	-	-	(5,469)	(5,469)
Income tax effect on adjustments	-	-	-	-	(15,811)	(15,811)
Adjusted net income attributable to H.B. Fuller [1]	190,721	147,111	83,253	421,085	(203,907)	217,178
Add:
Interest expense	-	-	-	-	133,122	133,122
Interest income	-	-	-	-	(4,679)	(4,679)
Income taxes	-	-	-	-	77,661	77,661
Depreciation and amortization expense	55,029	53,401	49,918	158,348	12,225	170,573
Adjusted EBITDA [1]	$245,750	$200,512	$133,171	$579,433	$14,422	$593,855
Net revenue	$1,546,545	$1,009,031	$856,503	$3,412,079	$156,657	$3,568,736
Adjusted EBITDA margin [1]	15.9%	19.9%	15.5%	17.0%	9.2%	16.6%

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)
Regulation G Reconciliation
In thousands (unaudited)

	Hygiene, Health		Building
Three Months Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
March 2, 2024	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$48,888	$26,476	$8,967	$84,331	$(53,340)	$30,991
Adjustments:
Acquisition project costs	-	-	-	-	2,043	2,043
Organizational realignment	-	-	-	-	7,262	7,262
Project One	-	-	-	-	3,213	3,213
Discrete tax items	-	-	-	-	(2,527)	(2,527)
Income tax effect on adjustments	-	-	-	-	(3,290)	(3,290)
Adjusted net income attributable to H.B. Fuller 1	48,888	26,476	8,967	84,331	(46,639)	37,692
Add:
Interest expense	-	-	-	-	31,901	31,901
Interest income	-	-	-	-	(1,307)	(1,307)
Income taxes	-	-	-	-	13,631	13,631
Depreciation and amortization expense	13,975	11,726	12,443	38,144	2,957	41,101
Adjusted EBITDA [1]	$62,863	$38,202	$21,410	$122,475	$543	$123,018
Net revenue	$368,078	$226,075	$179,666	$773,819	$36,600	$810,419
Adjusted EBITDA margin 1	17.1%	16.9%	11.9%	15.8%	1.5%	15.2%

	Hygiene, Health		Building
Three Months Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
June 1, 2024	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$51,336	$39,643	$23,816	$114,795	$(63,531)	$51,264
Adjustments:
Acquisition project costs	-	-	-	-	1,467	1,467
Organizational realignment	-	-	-	-	7,275	7,275
Project One	-	-	-	-	2,845	2,845
Other	-	-	-	-	914	914
Discrete tax items	-	-	-	-	1,317	1,317
Income tax effect on adjustments	-	-	-	-	(1,558)	(1,558)
Adjusted net income attributable to H.B. Fuller [1]	51,336	39,643	23,816	114,795	(51,271)	63,524
Add:
Interest expense	-	-	-	-	32,313	32,313
Interest income	-	-	-	-	(1,197)	(1,197)
Income taxes	-	-	-	-	22,658	22,658
Depreciation and amortization expense	13,341	11,467	12,047	36,855	3,097	39,952
Adjusted EBITDA [1]	$64,677	$51,110	$35,863	$151,650	$5,600	$157,250
Net revenue	$393,313	$257,613	$222,484	$873,410	$43,697	$917,107
Adjusted EBITDA margin [1]	16.4%	19.8%	16.1%	17.4%	12.8%	17.1%

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)
Regulation G Reconciliation
In thousands (unaudited)

	Hygiene, Health		Building
Three Months Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
August 31, 2024	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$50,176	$40,742	$27,804	$118,722	$(63,361)	$55,361
Adjustments:
Acquisition project costs	-	-	-	-	3,474	3,474
Organizational realignment	-	-	-	-	9,471	9,471
Project One	-	-	-	-	3,154	3,154
Other	-	-	-	-	(2,904)	(2,904)
Discrete tax items	-	-	-	-	(2,937)	(2,937)
Income tax effect on adjustments	-	-	-	-	(1,624)	(1,624)
Adjusted net income attributable to H.B. Fuller [1]	50,176	40,742	27,804	118,722	(54,727)	63,995
Add:
Interest expense	-	-	-	-	35,287	35,287
Interest income	-	-	-	-	(1,090)	(1,090)
Income taxes	-	-	-	-	22,825	22,825
Depreciation and amortization expense	13,777	14,889	12,438	41,104	3,131	44,235
Adjusted EBITDA [1]	$63,953	$55,631	$40,242	$159,826	$5,426	$165,252
Net revenue	$389,980	$260,038	$228,408	$878,426	$39,501	$917,927
Adjusted EBITDA margin [1]	16.4%	21.4%	17.6%	18.2%	13.7%	18.0%

	Hygiene, Health		Building
Three Months Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
November 30, 2024	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$40,322	$40,250	$22,667	$103,239	$(110,598)	$(7,359)
Adjustments:
Acquisition project costs	-	-	-	-	4,051	4,051
Organizational realignment	-	-	-	-	15,958	15,958
Project One	-	-	-	-	2,672	2,672
Business divestiture	-	-	-	-	47,267	47,267
Other	-	-	-	-	39	39
Discrete tax items	-	-	-	-	(1,322)	(1,322)
Income tax effect on adjustments	-	-	-	-	(9,339)	(9,339)
Adjusted net income attributable to H.B. Fuller [1]	40,322	40,250	22,667	103,239	(51,272)	51,967
Add:
Interest expense	-	-	-	-	33,621	33,621
Interest income	-	-	-	-	(1,084)	(1,084)
Income taxes	-	-	-	-	18,546	18,546
Depreciation and amortization expense	13,935	15,319	12,989	42,243	3,043	45,286
Adjusted EBITDA [1]	$54,257	$55,569	$35,656	$145,482	$2,854	$148,336
Net revenue	$395,174	$265,305	$225,945	$886,424	$36,860	$923,284
Adjusted EBITDA margin [1]	13.7%	20.9%	15.8%	16.4%	7.7%	16.1%

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)
Fiscal year ended December 2, 2023
In thousands (unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
	March 4,	June 3,	September 2,	December 2,	December 2,
	2023	2023	2023	2023	2023
Net Revenue:
Hygiene, Health and Consumable Adhesives	$387,220	$407,884	$401,744	$410,759	$1,607,607
Engineering Adhesives	221,534	247,240	254,162	250,076	973,012
Building Adhesive Solutions	166,916	201,479	205,047	204,076	777,518
Corporate unallocated	33,513	41,636	39,681	37,968	152,797
Total H.B. Fuller	$809,183	$898,239	$900,634	$902,879	$3,510,934

Segment Operating Income:
Hygiene, Health and Consumable Adhesives	$47,108	$53,157	$53,883	$66,406	$220,554
Engineering Adhesives	25,360	33,144	41,918	44,258	144,680
Building Adhesive Solutions	(1,927)	13,411	15,076	14,789	41,350
Corporate unallocated	(10,274)	(9,562)	(19,558)	(12,051)	(51,447)
Total H.B. Fuller	$60,267	$90,150	$91,319	$113,402	$355,137

Adjusted EBITDA [1]
Hygiene, Health and Consumable Adhesives	$61,358	$66,509	$69,726	$81,481	$279,074
Engineering Adhesives	36,715	44,099	53,549	55,012	189,375
Building Adhesive Solutions	14,442	29,283	32,021	31,307	107,053
Corporate unallocated	(2,843)	2,874	502	4,802	5,336
Total H.B. Fuller	$109,672	$142,765	$155,798	$172,602	$580,838

Adjusted EBITDA Margin [1]
Hygiene, Health and Consumable Adhesives	15.8%	16.3%	17.4%	19.8%	17.4%
Engineering Adhesives	16.6%	17.8%	21.1%	22.0%	19.5%
Building Adhesive Solutions	8.7%	14.5%	15.6%	15.3%	13.8%
Corporate unallocated	(8.5)%	6.9%	1.3%	12.6%	3.5%
Total H.B. Fuller	13.6%	15.9%	17.3%	19.1%	16.5%

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)
Regulation G Reconciliation
In thousands (unaudited)

	Hygiene, Health		Building
Year Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
December 2, 2023	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$227,870	$147,911	$51,049	$426,830	$(281,924)	$144,906
Adjustments:
Acquisition project costs	-	-	-	-	16,874	16,874
Organizational realignment	-	-	-	-	29,900	29,900
Project One	-	-	-	-	9,815	9,815
Other	-	-	-	-	(611)	(611)
Discrete tax items	-	-	-	-	26,085	26,085
Income tax effect on adjustments	-	-	-	-	(10,604)	(10,604)
Adjusted net income attributable to H.B. Fuller [1]	227,870	147,911	51,049	426,830	(210,465)	216,365
Add:
Interest expense	-	-	-	-	131,913	131,913
Interest income	-	-	-	-	(3,943)	(3,943)
Income taxes	-	-	-	-	78,047	78,047
Depreciation and amortization expense	51,204	41,464	56,004	148,672	9,784	158,456
Adjusted EBITDA [1]	$279,074	$189,375	$107,053	$575,502	$5,336	$580,838
Net revenue	$1,607,607	$973,012	$777,518	$3,358,137	$152,797	$3,510,934
Adjusted EBITDA margin [1]	17.4%	19.5%	13.8%	17.1%	3.5%	16.5%

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)
Regulation G Reconciliation
In thousands (unaudited)

	Hygiene, Health		Building
Three Months Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
March 4, 2023	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$49,668	$26,493	$919	$77,080	$(55,191)	$21,889
Adjustments:
Acquisition project costs	-	-	-	-	2,235	2,235
Organizational realignment	-	-	-	-	2,944	2,944
Project One	-	-	-	-	2,172	2,172
Other	-	-	-	-	3,073	3,073
Discrete tax items	-	-	-	-	846	846
Income tax effect on adjustments	-	-	-	-	(2,400)	(2,400)
Adjusted net income attributable to H.B. Fuller [1]	49,668	26,493	919	77,080	(46,321)	30,759
Add:
Interest expense	-	-	-	-	30,380	30,380
Interest income	-	-	-	-	(667)	(667)
Income taxes	-	-	-	-	11,286	11,286
Depreciation and amortization expense	11,690	10,222	13,523	35,435	2,479	37,914
Adjusted EBITDA [1]	$61,358	$36,715	$14,442	$112,515	$(2,843)	$109,672
Net revenue	$387,220	$221,534	$166,916	$775,670	$33,513	$809,183
Adjusted EBITDA margin [1]	15.8%	16.6%	8.7%	14.5%	-8.5%	13.6%

	Hygiene, Health		Building
Three Months Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
June 3, 2023	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$54,257	$33,628	$15,417	$103,302	$(62,901)	$40,401
Adjustments:
Acquisition project costs	-	-	-	-	2,919	2,919
Organizational realignment	-	-	-	-	5,690	5,690
Project One	-	-	-	-	2,681	2,681
Other	-	-	-	-	521	521
Discrete tax items	-	-	-	-	2,042	2,042
Income tax effect on adjustments	-	-	-	-	(2,172)	(2,172)
Adjusted net income attributable to H.B. Fuller [1]	54,257	33,628	15,417	103,302	(51,220)	52,082
Add:
Interest expense	-	-	-	-	33,131	33,131
Interest income	-	-	-	-	(932)	(932)
Income taxes	-	-	-	-	19,421	19,421
Depreciation and amortization expense	12,252	10,471	13,866	36,589	2,474	39,063
Adjusted EBITDA [1]	$66,509	$44,099	$29,283	$139,891	$2,874	$142,765
Net revenue	$407,884	$247,240	$201,479	$856,603	$41,636	$898,239
Adjusted EBITDA margin [1]	16.3%	17.8%	14.5%	16.3%	6.9%	15.9%

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)
Regulation G Reconciliation
In thousands (unaudited)

	Hygiene, Health		Building
Three Months Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
September 2, 2023	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$55,715	$42,727	$17,502	$115,944	$(78,317)	$37,627
Adjustments:
Acquisition project costs	-	-	-	-	6,480	6,480
Organizational realignment	-	-	-	-	10,421	10,421
Project One	-	-	-	-	2,734	2,734
Other	-	-	-	-	503	503
Discrete tax items	-	-	-	-	6,243	6,243
Income tax effect on adjustments	-	-	-	-	(4,875)	(4,875)
Adjusted net income attributable to H.B. Fuller [1]	55,715	42,727	17,502	115,944	(56,811)	59,133
Add:
Interest expense	-	-	-	-	35,105	35,105
Interest income	-	-	-	-	(1,128)	(1,128)
Income taxes	-	-	-	-	20,862	20,862
Depreciation and amortization expense	14,011	10,822	14,519	39,352	2,474	41,826
Adjusted EBITDA [1]	$69,726	$53,549	$32,021	$155,296	$502	$155,798
Net revenue	$401,744	$254,162	$205,047	$860,953	$39,681	$900,634
Adjusted EBITDA margin [1]	17.4%	21.1%	15.6%	18.0%	1.3%	17.3%

	Hygiene, Health		Building
Three Months Ended	and Consumable	Engineering	Adhesive		Corporate	H.B. Fuller
December 2, 2023	Adhesives	Adhesives	Solutions	Total	Unallocated	Consolidated
Net income attributable to H.B. Fuller	$68,229	$45,063	$17,211	$130,503	$(85,512)	$44,991
Adjustments:
Acquisition project costs	-	-	-	-	4,765	4,765
Organizational realignment	-	-	-	-	10,549	10,549
Project One	-	-	-	-	2,193	2,193
Other	-	-	-	-	(3,903)	(3,903)
Discrete tax items	-	-	-	-	16,955	16,955
Income tax effect on adjustments	-	-	-	-	(1,158)	(1,158)
Adjusted net income attributable to H.B. Fuller [1]	68,229	45,063	17,211	130,503	(56,111)	74,392
Add:
Interest expense	-	-	-	-	33,297	33,297
Interest income	-	-	-	-	(1,217)	(1,217)
Income taxes	-	-	-	-	26,477	26,477
Depreciation and amortization expense	13,252	9,949	14,096	37,297	2,356	39,653
Adjusted EBITDA [1]	$81,481	$55,012	$31,307	$167,800	$4,802	$172,602
Net revenue	$410,759	$250,076	$204,076	$864,911	$37,968	$902,879
Adjusted EBITDA margin [1]	19.8%	22.0%	15.3%	19.4%	12.6%	19.1%